Table of Contents

SUPPLEMENTAL AGREEMENT NO. 15

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8EH Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 30th day of April 2009, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC. (BUYER), a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as amended and supplemented (the Agreement) relating to the purchase and sale of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing Model 737-8EH aircraft; and

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

WHEREAS, Boeing and Buyer have agreed to amend the Agreement in order to incorporate the movement of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft from their existing firm contracted delivery positions in the years[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] through [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now be firmly contracted aircraft in the years [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and.

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate Buyer’s decision to exercise [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] purchase right aircraft to now become firmly contracted aircraft, and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 15 (SA-15) into the Purchase Agreement.

2. Tables.

2.1 Remove and replace Table 2, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 2 (attached hereto) in order to reflect the deletion of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft.

2.2 Remove and replace Table 4, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 4 (attached hereto) in order to reflect the deletion of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft.

2.3 Remove and replace Table 5, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 5 (attached hereto) in order to reflect the deletion of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft.

2.4 Add the new Table 8, Aircraft Delivery, Description, Price and Advance Payments, (attached hereto) in order to reflect Buyer’s decision and the Boeing agreement to the delay of the delivery of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] existing firm contracted Table 2 aircraft in the years [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] through [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now be firmly contracted aircraft in the years [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.5 Add the new Table 9, Aircraft Delivery, Description, Price and Advance Payments, (attached hereto) in order to reflect Buyer’s decision and the Boeing agreement to the delay of the delivery of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] existing firm contracted Table 4 aircraft in the years [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] through [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now be firmly contracted aircraft in the years [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.6 Add the new Table 10, Aircraft Delivery, Description, Price and Advance Payments, (attached hereto) in order to reflect Buyer’s decision and the Boeing agreement to the delay of the delivery of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] existing firm contracted Table 5 aircraft in the years [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] through [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now be firmly contracted aircraft in the years [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.7 Add the new Table 11, Aircraft Delivery, Description, Price and Advance Payments, (attached hereto) in order to reflect Buyer’s decision to exercise [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Purchase Rights to now become firmly contracted model 737-800 aircraft.

2

3. Exhibits.

3.1 Add the new Exhibit A4 to the Purchase Agreement in order to provide the current detail configuration elements and prices that are applicable to the Table 5 and Table 6 aircraft.

3.2 Add the new Exhibit A5 to the Purchase Agreement in order to provide the current detail configuration elements and feature prices that are applicable to the Table 8 through Table 11 aircraft.

3.3 Remove and replace, in its entirety, Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE1 (attached hereto) in order to incorporate the re-scheduling of the delivery of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now deliver in[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as well as Buyer’s decision to exercise[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Purchase Rights to now become firmly contracted model 737-800 aircraft for delivery in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. Letter Agreements.

4.1 Add the new Letter Agreement No. 6-1162- DME-1152, Aircraft Performance Guarantees – Model 737-700, (attached hereto) which will apply to any model 737-800 aircraft with winglets that is to become a model 737-700 under the terms and conditions of Letter Agreement No.6-1162- DME-1106R1, Aircraft Model Substitution, beginning with the Table 7 aircraft bearing the manufacturer’s variable number YN261.

4.2 Add the new Letter Agreement No. 6-1162- DME-1153, Aircraft Performance Guarantees – Model 737-800, (attached hereto) a revision being made in order to capture aircraft delivering with winglets beginning with the aircraft with the manufacturer’s variable number YK770. The Letter Agreement No.

6-1162-DME-0710, Aircraft Performance Guarantees, will continue to apply to aircraft through manufacturer’s variable number YK769.

4.3 Remove and replace page 1 and page 10 of the Letter Agreement No. 6-1162-DME-0824R2, Special Matters, with the new page 1 and page 10 (attached hereto) in order to clarify that this letter agreement is applicable to Table 1 through Table 7 Aircraft and that Item 13(a) on page 10 addressing the dollar value should read as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.4 Remove and replace page 3 of the Letter Agreement No. 6-1162-DME-0707R1, Advance Payment Matters, with a new page 3 (attached hereto) in order to capture Boeing and Buyer’s earlier discussion and agreement regarding the redefined clarification of the exclusion of the initial [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] payment amount due at the time of Definitive Agreement.

3

4.5 Remove and replace Page 1 and Page 2 of Letter Agreement No. 6-1162-DME-0825, Market Risk – Escalation, with a new Page 1 and Page 2 (attached hereto) in order to include the Table 7 Model 737-700 aircraft that deliver on/before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.6 Remove and replace page 1 of the Letter Agreement No.

6-1162-DME-1104, Banded Fixed Escalation Program, with a new page 1 (attached hereto) in order to include the Table 8, Table 9, Table 10 and Table 11 aircraft within the terms and conditions of this letter agreement.

4.7 Remove and replace page 1 and Attachment A to Letter Agreement No. 6-1162-DME-0706R4, Purchase Rights, with a new page 1 and Attachment A (attached hereto) to now reflect the exercise of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] purchase rights to become firmly contracted aircraft under this SA-15 and the addition of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] new additional purchase rights.

4.8 Remove and replace page 1 of the Letter Agreement No. 6-1162-DME-1106R1, Aircraft Model Substitution, with a new page 1 (attached hereto) in order to include the Table 9 through Table 11 aircraft within the terms and conditions of this letter agreement.

4.9 Add the new Letter Agreement No. 6-1162- DME-1162, Special Matters – Table 8-11 Aircraft, (attached hereto) in order to incorporate Buyer and Boeing’s mutually agreed upon business considerations that apply to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft that are moving from their existing firm contracted delivery positions in Table 2, Table 4, and Table 5 to now be firmly contracted aircraft in the new Table 8, Table 9, Table 10, and Table 11.

4.10 Add the new Letter Agreement No.6-1162- DME-1164, Cross Collateralization – Leased Aircraft - Boeing Capital Corporation, (attached hereto) in order to incorporate Buyer and Boeing’s mutually agreed upon terms concerning cross collateralization with respect to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft that Buyer has under lease from the Boeing Capital Corporation.

4

5. Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Business Offer are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Business Offer and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Business Offer or any information contained herein to any other person or entity.

________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By

Its	Attorney-In-Fact
GAC INC.

By

Its

5

TABLE OF CONTENTS	SUPPLEMENTAL
AGREEMENT
NUMBER

ARTICLES
1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-15
3.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
4.	Aircraft Information Table 4 (Block 4 aircraft)	SA-15
5.	Aircraft Information Table 5 (Block 5 aircraft)	SA-15
6.	Aircraft Information Table 6 (Block 6 aircraft)	SA-13
7.	Aircraft Information Table 7 (Block 7 aircraft)	SA-14
8.	Aircraft Information Table 8 (Block 8 aircraft)	SA-15
9.	Aircraft Information Table 9 (Block 9 aircraft)	SA-15
10.	Aircraft Information Table 10 (Block 10 aircraft)	SA-15
11.	Aircraft Information Table 11 (Block 11 aircraft)	SA-15

EXHIBIT

A.	A1.	Aircraft Configuration Table 1-4 (737-800)	SA-5
A2.		Aircraft Configuration (737-800 w/ O/H stowage)	SA-10
A3.		Aircraft Configuration – Table 7 (737-700)	SA-14
A4.		Aircraft Configuration – Table 5-6 (737-800)	SA-15
A5.		Aircraft Configuration – Table 8-11 (737-800)	SA-15

B.		Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.		Escalation Adjustment/Airframe and Optional Features	SA-5
BFE1.		BFE Variables	SA-15
CS1.		Customer Support Variables
EE1.		Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.		Service Life Policy Components

SUPPLEMENTAL
LETTER AGREEMENTS	AGREEMENT
NUMBER

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning
6-1162-DME-0706R4	Purchase Rights	SA-15
6-1162-DME-0707R1	Advance Payment Matters	SA-15
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees (YK721-YK769)	SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters (canceled & superseded)	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters - Table 1-7 Aircraft	SA-15
6-1162-DME-0825	Market Risk - Escalation	SA-15
6-1162-DME-0841	Certain [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Deliveries –
	Advance Payment Matters	SA-7
6-1162-DME-0867	Short-Term Payment Deferral - Signing of SA-7	SA-7
6-1162- DME-1104	Banded Fixed Escalation Program	SA-15
6-1162- DME-1106R1	Aircraft Model Substitution	SA-15
6-1162- DME-1107	Promotional Support Agreement - Varig	SA-13
6-1162-DME-1111R1	SA-13 - Delayed Advance Payment
	Due Upon Execution	SA-14
6-1162- DME-1152	Aircraft Performance Guarantees – Model 737-700	SA-15
(YN261 and follow-on model 737-700 aircraft)
6-1162- DME-1153	Aircraft Performance Guarantees – Model 737-800	SA-15
(YK770 and follow-on model 737-800 aircraft)
6-1162- DME-1162	Special Matters – Table 8-11 Aircraft	SA-15
6-1162- DME-1164	Collateralization – Leased Aircraft –	SA-15
Boeing Capital Corporation

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January 2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October 2006
SA-11	24	October 2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	29	September	2008
SA-15	30	April	2009

     Supplemental Agreement No. SA-15
Table 2 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	D019A001-G [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:		ECI-MFG/CPI
Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:

Sub-Total of Airframe and Features:			Airframe Escalation Data:

Engine Price (Per Aircraft):			Base Year Index (ECI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

At Signing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
						[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     Supplemental Agreement No. SA-15
Table 4 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	D019A001GOT38P[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:		ECI-MFG/CPI
Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:

Sub-Total of Airframe and Features:			Airframe Escalation Data:

Engine Price (Per Aircraft):			Base Year Index (ECI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

At Signing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
						[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     Supplemental Agreement No. SA-13
Table 5 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	D019A001GOT38P-1[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:		ECI-MFG/CPI
Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:

Sub-Total of Airframe and Features:			Airframe Escalation Data:

Engine Price (Per Aircraft):			Base Year Index (ECI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

At Signing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
						[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     Supplemental Agreement No. SA-15
Table 8 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	D019A001-G [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:		ECI-MFG/CPI
Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:

Sub-Total of Airframe and Features:			Airframe Escalation Data:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Engine Price (Per Aircraft):			Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

At Signing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
						[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     Supplemental Agreement No. SA-15
Table 9 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	D019A001-G [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:		ECI-MFG/CPI
Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:

Sub-Total of Airframe and Features:			Airframe Escalation Data:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Engine Price (Per Aircraft):			Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

At Signing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
						[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     Supplemental Agreement No. SA-15
Table 10 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	D019A001-G [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:		ECI-MFG/CPI
Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:

Sub-Total of Airframe and Features:			Airframe Escalation Data:

Engine Price (Per Aircraft):			Base Year Index (ECI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

At Signing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
						[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     Supplemental Agreement SA-15
Table 11 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	D019A001-G [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:		ECI-MFG/CPI
Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:

Sub-Total of Airframe and Features:			Airframe Escalation Data:

Engine Price (Per Aircraft):			Base Year Index (ECI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

At Signing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.
						[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

BFE1

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ****
Galley Inserts	Complete
Seats (passenger)	Complete
Cabin Systems Equipment	Complete
Miscellaneous Emergency Equipment	Complete
Cargo Handling Systems

BFE1-1

BOEING PROPRIETARY

2. On-dock Dates

On or before[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(Early roll-out to support
flight test, r/o)
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
* Emergency floor lighting will be deferred until after flight test. All other cabin lighting and emergency egress lighting will be fully operational per flight test requirements. Estimated deferred on-dock date for floor lighting,
Electronics
Textiles/Raw Material
* All carpets and seat track covers will be deferred until after flight test is complete. Estimated on-dock
Cargo Systems
Provision Kits
Radomes

BFE1-2

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-4

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-5

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-6

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-7

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-8

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-9

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-10

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-11

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-12

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-13

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-14

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-15

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-16

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-17

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-18

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-19

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-20

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-21

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-22

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-23

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-24

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-25

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-26

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-27

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-28

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-29

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-30

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-31

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-32

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-33

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-34

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

The following are ten (10) exercised Purchase Right Aircraft, per SA-15:

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-35

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-36

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

PLEASE NOTE: The preliminary on-dock dates beyond the production order base have been manually calculated using current production scheduling philosophy and flows. Those aircraft beyond [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] can not be calculated at this time. On-dock dates can be provided when we get closer to airplane implementation.

3. Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

BFE1-37

Exhibit A4_Block 5 and 6 aircraft.XLS	BOEING PROPRIETARY

CR	Exhibit A4 to Purchase Agreement 2910 Block 5 and Block 6 Aircraft Title	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price Per A/C
0110-000029	MINOR MODEL 737-800 PASSENGER AIRPLANE	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
0110-000030	MAJOR MODEL 737 AIRPLANE
0170A213B33	FLIGHT DECK - 2 OBSERVERS
0170A244C58	SERVICING FEATURES - BASIC
0170A425A75	AVIONICS - SINGLE FMC WITH MULTI-CONTROL DISPLAY UNIT
0170A541A17	AIRFRAME - 737-800
0170A541A20	CERTIFICATION - FAA
0170A935A26	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS
0170B873A78	FORWARD COMPLEX - MINIMUM GALLEY CAPACITY
0170B873A82	AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS
0170C204A96	CARGO LINERS- HEAVY DUTY - FORWARD
0170C204A99	CARGO LINERS- HEAVY DUTY- AFT
0220C028D98	TYPE CERTIFICATON & EXPORT CERTIFICATE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT - 737-800 - GOT
0222C472A10	SHORT FIELD PERFORMANCE ENHANCEMENT WITH TWO POSITION TAIL SKID
0224-000036	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)
0228A229A17	BRAZILIAN CTA SUPPLEMENT TO THE FAA APPROVED AIRPLANE FLIGHT MANUAL
0228A836A30	MP-AFM-REVISION-IMPROVE LANDING PERFORMANCE-GROOVED OR POROUS RUNWAYS
0252A541A03	METRIC UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS
0315B393A35	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-800
0351C593A60	MP - TAKE-OFF PERFORMANCE IMPROVEMENT - ALT FWD CG LIMITS
0360C028D96	MISCELLANEOUS WEIGHT COLLECTOR - GOT 737-800
1110B637K75	EXTERIOR COLOR SCHEME AND MARKINGS - GOT - 737-800
1110B637X53	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - BILINGUAL MARKINGS
1110C593B97	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REV - AKZO NOBEL PAINT SYSTEM IN LIEU OF PRC-DESOTO PAINT SCHEME
1120A881A09	MP - EXTERIOR PLACARDS AND MARKINGS - ENGINE WARNING STRIPES AND DECALS INSTL - FUSELAGE
1130A079K40	LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS - KILOGRAMS PER SQUARE METER - BILINGUAL (PORTUGUESE/ENGLISH)
1130B637K93	INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS (PORTUGUESE/ENGLISH)
1130B637X55	MP - LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS - REVISION - BILINGUAL LOAD LIMITS
1130B637X60	MP - INTERIOR PLACARDS - REVISION - PASSENGER CABIN
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE
2130-000012	350 FPM CABIN PRESSURE DESCENT RATE
2160-000024	CABIN TEMPERATURE INDICATION - DEGREES CELSIUS
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE
2210-000121	AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING
2210-000130	AUTOFLIGHT - AIRSPEED DEVIATION WARNING
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] FEET
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE
2310B401A33	COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND THREE VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE
2311A589A24	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF SINGLE ROCKWELL HF TRANSCEIVER - P/N 822-0330-001 - AND DIGITAL HF COUPLER - P/N 822-0987-003- BFE/SPE
2311B694C33	MP - HF COMMUNICATIONS - REV - HONEYWELL HF TRANSCEIVER AND DIGITAL HF COUPLER IN LIEU OF ROCKWELL
2312-000787	VHF COMMUNICATIONS - DUAL ROCKWELL ARINC 716/750 VHF-900B FM-IMMUNE TRANSCEIVERS WITH [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] KHZ CHANNEL SPACING - P/N 822-1047-003 - BFE/SPE
2312C028F95	MP - VHF COMMUNICATION SYSTEM - REV - DUAL ALLIED SIGNAL TRANSCEIVERS IN LIEU OF ROCKWELL
2321-000047	SELCAL - GABLES CONTROL PANEL - P/N G7165-01 - BFE/SPE
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE
2321C593A78	MP - SELCAL DECODER - REPLACEMENT - AVTECH
2324A218A52	EMERGENCY LOCATOR TRANSMITTER (ELT) - ARTEX 3-FREQUENCY AUTOMATIC - FIXED, P/N 453-5004 - BFE/SPE
2324B821A37	MP-ELT-REPLACEMENT-HONEYWELL IN LIEU OF ARTEX

BOEING PROPRIETARY

Exhibit A4_Block 5 and 6 aircraft.XLS	BOEING PROPRIETARY

CR	Exhibit A4 to Purchase Agreement 2910 Block 5 and Block 6 Aircraft Title	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price Per A/C
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2331B754B17	PASSENGER ADDRESS (PA) SYSTEM - PA-IN-USE INDICATOR IN THE FLIGHT DECK - BFE/SPE
2331B754B21	PRAM/BMM SYSTEM - PANASONIC - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]MB - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE
2350C174A16	AUDIO CONTROL PANEL INSTALLATION - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]VHF/[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]HF - AVTECH CORPORATION
2351-000034	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903- 1341 - BFE/SPE
2351-000036	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1341 - BFE/SPE
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - P/N 64300-200 - BFE/SPE
2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE
2351A213B81	HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-200 - BFE/SPE
2371-000009	NO MONITOR JACK IN THE WHEEL WELL
2371-000053	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL- 2 HOUR RECORDING TIME - P/N 980-6022-001 & P/N 980-6116-001 - BFE/SPE
2433-000008	STANDBY BUS - CONNECTION OF AIR TRAFFIC CONTROL (ATC) NO. 1
2433-000042	STANDBY POWER - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]-MINUTE CAPABILITY - SINGLE [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] AMP HOUR BATTERY
2433-000093	STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME
2500B637W15	MP - INTERIOR CONFIGURATION - REV - LOCATION OF LAST TWO ROWS OF E/C SEATS
2500C423X60	MP - INTERIOR ARRANGEMENT - REVISION - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PASSENGERS IN LIEU OF [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PASSENGERS
2513-000433	CUPHOLDER - INSTALLATION - FIRST OFFICER'S SIDEWALL WITHOUT PRINTER OR AUDIO SELECTOR PANEL
2513A331B35	MP-ASHTRAY-DELETION-FLIGHT COMPARTMENT
2513B694F46	MP - CONTROL COLUMN CHECKLIST PLACARDS - GOT
2520B637K80	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING - GOL
2523B637L08	PASSENGER SERVICE UNITS - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX
2524B637K92	FORWARD RIGHT HAND FULL HEIGHT WINDSCREEN/STOWAGE UNIT SELECTABLES
2524B637L09	FORWARD LEFT HAND FULL HEIGHT WINDSCREEN WITH STOWAGE UNIT
2524B637N71	MP - MODS STD SEL - REV - FWD RH WINDSCREEN
2525B637L10	ECONOMY CLASS SEATS - 737-800 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX
2525B637N39	MP - PASSENGER COMPARTMENT SEATS - REV - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX IN LIEU OF [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX
2525B637N55	MP - ECONOMY CLASS PASSENGER SEATS - REV - REPITCH RH SEATS
2527C006A05	FLOOR COVERING - CARPET, SERGED EDGES
2528B637K98	OVERHEAD STOWAGE BINS
2528B637L11	LITERATURE POCKETS
2528B637N53	MP - OVERHEAD STOWAGE BINS - REV - AFT RH STOWAGE BIN
2530B637L04	GALLEY PART NUMBERS - BFE
2530B637L05	GALLEY INSERT PART NUMBERS - G1 AND G4B GALLEY - BFE
2530B637N51	MP - ALTERNATE GALLEY CERT - G4B GALLEY
2530B637R52	MP - G1 GALLEY PART NUMBER - ALT CERT ONLY
2530C028H80	MP - BUFFET/GALLEY - CONVERSION KIT PART REPLACEMENTS - DRIESSEN - BFE
2530C593B13	MP - GALLEY - G4B - REPLACEMENT - CONVERSION KIT FOLDING TABLES
2540B637L00	LA LAVATORY SELECTABLES
2540B637L01	LD LAVATORY SELECTABLES
2540B637L02	LE LAVATORY SELECTABLES
2560-000178	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT AVIATION - P/N 802300-14 - BFE/SPE
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK
2560B329B14	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - AIR CRUISERS - P/N 63600- 501 - BFE/SPE
2560B694D29	MP - PROTECTIVE BREATHING EQUIPMENT - REPLACEMENT - FLIGHT DECK - PBE & STOWAGE BOX
2560B694F27	MP - FLIGHT DECK EMERGENCY EQUIPMENT - RELOCATION - PBE AND 2ND OBSERVER'S LIFE VEST - BFE
2560C593A91	MP - PROTECTIVE BREATHING EQUIPMENT - REPLACEMENT - FLIGHT DECK - PBE STOWAGE BOX
2562B637L15	OVERWATER EMERGENCY EQUIPMENT - GOT - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX
2562C593A49	MP - OVERWATER EMERGENCY EQUIPMENT - DELETION - LIFE VESTS - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX
2564B637L18	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT
2564B637P40	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - REVISION

BOEING PROPRIETARY

Exhibit A4_Block 5 and 6 aircraft.XLS	BOEING PROPRIETARY

CR	Exhibit A4 to Purchase Agreement 2910 Block 5 and Block 6 Aircraft Title	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price Per A/C
2564B637U16	MP - DETACHABLE EMERGENCY EQUIPMENT - REPLACEMENT - PASSENGER COMPARTMENT - OXYGEN MASKS	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2564B637U72	MP - DETACHABLE EMERGENCY EQUIPMENT - INSTL - MEDICAL KIT BOX - FWD RH STOWAGE
2564B637X24	MP - DETACHABLE EMERGENCY EQUIPMENT PASSENGER COMPARTMENT - REVISION - B/E AEROSPACE - BFE
2564C593B06	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - DELETION - SEAT BELT EXTENSION
2564C593B35	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - REPLACEMENT AND ADDITION - OXYGEN MASKS AND BOTTLE
2564C757A92	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - FLASHLIGHT - PASSENGER COMPARTMENT - DME CORP - BFE
2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES
2800C528A44	MP - FUEL SYSTEM PLACARDS - REVISION - ADD PORTUGUESE IN LIEU OF ENGLISH ONLY - GOT
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS
2844-000004	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN KILOGRAMS
2911-000041	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - PARKER (ABEX) - 10-62167
2911-000043	AC MOTOR-DRIVEN HYDRAULIC PUMPS - PARKER (ABEX) - 10-60556
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] WINDOW
3131-000143	ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE
3131A218A64	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - SFIM - P/N ED47B109 -BFE/SPE
3132C174A01	AIRBORNE DATA LOADER/RECORDER - ARINC [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - HONEYWELL - 964-0401-017 - BFE/SPE
3162-000006	CDS DISPLAY - EFIS/MAP DISPLAY FORMAT - SIDE BY SIDE ENGINE PRESENTATION
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI
3162-000028	RADIO ALTITUDE - BELOW ADI
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI
3162-000032	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 1000 FEET - ADI
3162-000042	TCAS RESOLUTION ADVISORY - ADI
3162-000044	TCAS RESOLUTION ADVISORY - VSI
3162-000046	SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI
3162-000047	LOCALIZER BACKCOURSE POLARITY - REVERSAL - ADI
3162-000050	ILS FAILURE FLAGS - DISPLAYED FOR NCD
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY
3162-000064	RANGE ARCS - NAVIGATION DISPLAY
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY
3162-000081	ADF POINTER(S) - NAVIGATION DISPLAY
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY
3162-000085	FMC AND ADIRU POSITION DIFFERENCE - DIFFERENCE EXCEEDANCE DISPLAYED
3162-000288	APPROACH MINIMUMS - RADIO AND BARO BASED
3162A627A31	MP - SOFTWARE ACTIVATION - DOUBLE DERATE INDICATION - ENABLE
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL
3245-000048	BRAKES - STEEL - HIGH CAPACITY - HONEYWELL
3245-000093	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - HONEYWELL - INSTALLATION WITH SFE [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PR, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MPH TIRES
3245-000097	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PR, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MPH RADIAL TIRES
3245B759A09	MP - WHEELS TIRES AND BRAKES - MAIN LANDING GEAR - REPLACEMENT - GOODYEAR [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PR [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MPH TIRES IN LIEU OF STANDARD TIRES
3245C028J08	MP - WHEELS AND TIRES - NOSE LANDING GEAR WHEELS - REVISION - GOODYEAR BIAS IN LIEU OF RADIAL
3321-000001	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL
3324-000017	NO SMOKING SIGN - PERMANENT ILLUMINATION
3342-000035	NOSE GEAR TAXI LIGHT - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]-WATT
3350A704A19	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - PHOTOLUMINESCENT
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE
3414-000035	STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK
3423-000023	STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE
3430-000112	ILS/GPS MULTI-MODE RECEIVER(MMR) - ALLIEDSIGNAL - P/N 066-50029-1101 - BFE/SPE

BOEING PROPRIETARY

Exhibit A4_Block 5 and 6 aircraft.XLS	BOEING PROPRIETARY

CR	Exhibit A4 to Purchase Agreement 2910 Block 5 and Block 6 Aircraft Title	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price Per A/C
3430B693C19	MP - ILS/GPS MULTI-MODE RECEIVER (MMR) - REVISION - HONEYWELL MMR IN LIEU OF ALLIEDSIGNAL MMR	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE
3433A732A13	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE
3443A065B13	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY - ROCKWELL COLLINS TRANSCEIVER P/N 822-1710-001 - BFE/SPE
3443B691B64	SINGLE WXR-2100 MULTISCAN WEATHER RADAR SYSTEM CONTROL PANEL - ROCKWELL COLLINS P/N 622-5129-802 - BFE
3443B694C32	MP - WEATHER RADAR SYSTEM - REV - HONEYWELL AUTOTILT IN LIEU OF ROCKWELL MULTISCAN
3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7 COMPLIANT - BFE/SPE
3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS
3446-000085	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] APPROACHING MINIMUMS, MINIMUMS
3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE
3453B866A17	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127- 1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONALINC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE
3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066- 50013-0101 - BFE/SPE
3457A065A61	AUTOMATIC DIRECTION FINDER - SINGLE SYSTEM
3457A065A62	AUTOMATIC DIRECTION FINDER (ADF) - SINGLE SYSTEM - ALLIEDSIGNAL DFA-75B - ADF RECEIVER P/N 066-50014-0101; ADF ANTENNA P/N 2041683-7507 - BFE/SPE
3457A065A65	SINGLE ADF CONTROL PANEL - GABLES - G7402-05 - WITH TONE SWITCH - BFE/SPE
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED
3461A541C58	MP - FMCS - FIXED DERATE INHIBIT
3461B559B19	MP - FMCS - RUNWAY OFFSET POSITION - METERS
3461C135A55	MP - FMCS - ACTIVATE COLOR OPERATION
3461C593D10	MP - FMCS - TAKEOFF THRUST AUTOMATIC SELECTION - ENABLE
3511-000011	NO REMOTE CREW OXYGEN FILL STATION
3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE
3511B899B49	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - FIRST OBSERVER - EROS - BFE/SPE
3511B899B50	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - SECOND OBSERVER - EROS/SCOTT AVIATION - BFE/SPE
3511C028G29	MP - CREW MASKS AND REGULATORS - REV - FOUR FULL FACE OXYGEN MASKS IN LIEU OF TWO FULL FACE AND TWO ORO-NASAL WITH SMOKE GOGGLE OXYGENMASKS
3520-000254	CHEMICAL OXYGEN GENERATORS - PASSENGER OXYGEN SYSTEM - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MINUTES CAPABILITY
3811-000019	POTABLE WATER - SERVICEABLE TO 60 GALLONS
3832-000032	VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES
3910C028D97	AFT ELECTRONICS PANEL ARRANGEMENT - GOT
5200-000036	HOLD-OPEN LOCK (DOWN-TO-RELEASE) - ENTRY AND SERVICE DOORS
5231A561C54	CARGO DOOR - SOLID SKIN
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY
5352A298A27	RADOME- HONEYCOMB CORE - SFE
5730B796A87	MP - PARTIAL PROVISIONS FOR AVIATION PARTNERS BOEING (APB) WINGLET - INSTALLATION
5730B796B09	MP - WINGLET INSTALLATION - AVIATION PARTNERS BOEING (APB) - BFE - 737-800
7200-000224	SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES
7200A251A03	CFM56-7 ENGINES - 7B27/B1 FULL RATING
7900-000116	LUBRICATING OIL - MOBIL JET II
MISC	INTERIOR ALLOWANCE

OPTIONS: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	TOTALS:

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

GAC INC.

Exhibit A5 to Purchase Agreement Number 2910

Boeing Model 737-8EH Aircraft

(GOT 737-800)

A5

Exhibit A5 to
Purchase Agreement No. 2910

     AIRCRAFT CONFIGURATION

Dated:[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

relating to

BOEING MODEL 737-8EH AIRCRAFT

The Detail Specification is D019A001GOT38P-1, dated [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001-G, dated [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019ACR1GOT38P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

A5

Exhibit A5_Block 8-11_SA-15.XLS	BOEING PROPRIETARY

CR	Block 8-9 Aircraft Exhibit A5 to Purchase Agreement No. 2910 Title	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price Per A/C
0110-000029	MINOR MODEL 737-800 PASSENGER AIRPLANE	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
0110-000030	MAJOR MODEL 737 AIRPLANE
0170A213B33	FLIGHT DECK - 2 OBSERVERS
0170A244C58	SERVICING FEATURES - BASIC
0170A425A75	AVIONICS - SINGLE FMC WITH MULTI-CONTROL DISPLAY UNIT
0170A541A17	AIRFRAME - 737-800
0170A541A20	CERTIFICATION - FAA
0170A935A26	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS
0170B873A78	FORWARD COMPLEX - MINIMUM GALLEY CAPACITY
0170B873A82	AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS
0170C204A96	CARGO LINERS- HEAVY DUTY - FORWARD
0170C204A99	CARGO LINERS- HEAVY DUTY- AFT
0220C028D98	TYPE CERTIFICATON & EXPORT CERTIFICATE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT - 737-800 - GOT
0222C472A10	SHORT FIELD PERFORMANCE ENHANCEMENT WITH TWO POSITION TAIL SKID
0224-000036	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)
0228A229A17	BRAZILIAN CTA SUPPLEMENT TO THE FAA APPROVED AIRPLANE FLIGHT MANUAL
0228A836A30	MP-AFM-REVISION-IMPROVE LANDING PERFORMANCE-GROOVED OR POROUS RUNWAYS
0252A541A03	METRIC UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS
0315B393A35	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-800
0351C593A60	MP - TAKE-OFF PERFORMANCE IMPROVEMENT - ALT FWD CG LIMITS
0360C028D96	MISCELLANEOUS WEIGHT COLLECTOR - GOT 737-800
1110B637K75	EXTERIOR COLOR SCHEME AND MARKINGS - GOT - 737-800
1110B637X53	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - BILINGUAL MARKINGS
1110C593B97	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REV - AKZO NOBEL PAINT SYSTEM IN LIEU OF PRC-DESOTO PAINT SCHEME
1120A881A09	MP - EXTERIOR PLACARDS AND MARKINGS - ENGINE WARNING STRIPES AND DECALS INSTL - FUSELAGE
1130A079K40	LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS - KILOGRAMS PER SQUARE METER - BILINGUAL (PORTUGUESE/ENGLISH)
1130B637K93	INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS (PORTUGUESE/ENGLISH)
1130B637X55	MP - LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS - REVISION - BILINGUAL LOAD LIMITS
1130B637X60	MP - INTERIOR PLACARDS - REVISION - PASSENGER CABIN
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE
2130-000012	350 FPM CABIN PRESSURE DESCENT RATE
2160-000024	CABIN TEMPERATURE INDICATION - DEGREES CELSIUS
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE
2210-000121	AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING
2210-000130	AUTOFLIGHT - AIRSPEED DEVIATION WARNING
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] FEET
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE
2310B401A33	COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND THREE VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE
2311A589A24	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF SINGLE ROCKWELL HF TRANSCEIVER - P/N 822-0330-001 - AND DIGITAL HF COUPLER - P/N 822-0987-003 -BFE/SPE
2311B694C33	MP - HF COMMUNICATIONS - REV - HONEYWELL HF TRANSCEIVER AND DIGITAL HF COUPLER IN LIEU OF ROCKWELL
2312-000787	VHF COMMUNICATIONS - DUAL ROCKWELL ARINC 716/750 VHF-900B FM-IMMUNE TRANSCEIVERS WITH [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] KHZ CHANNEL SPACING - P/N 822-1047-003 - BFE/SPE
2312C028F95	MP - VHF COMMUNICATION SYSTEM - REV - DUAL ALLIED SIGNAL TRANSCEIVERS IN LIEU OF ROCKWELL
2321-000047	SELCAL - GABLES CONTROL PANEL - P/N G7165-01 - BFE/SPE
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE
2321C593A78	MP - SELCAL DECODER - REPLACEMENT - AVTECH
2324A218A52	EMERGENCY LOCATOR TRANSMITTER (ELT) - ARTEX 3-FREQUENCY AUTOMATIC - FIXED, P/N 453-5004 - BFE/SPE
2324B821A37	MP-ELT-REPLACEMENT-HONEYWELL IN LIEU OF ARTEX

BOEING PROPRIETARY

Exhibit A5_Block 8-11_SA-15.XLS	BOEING PROPRIETARY

CR	Block 8-9 Aircraft Exhibit A5 to Purchase Agreement No. 2910 Title	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price Per A/C
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2331B754B17	PASSENGER ADDRESS (PA) SYSTEM - PA-IN-USE INDICATOR IN THE FLIGHT DECK - BFE/SPE
2331B754B21	PRAM/BMM SYSTEM - PANASONIC - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE
2350C174A16	AUDIO CONTROL PANEL INSTALLATION - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - AVTECH CORPORATION
2351-000034	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903- 1341 - BFE/SPE
2351-000036	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1341 - BFE/SPE
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE
2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE
2351A213B81	HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-200 - BFE/SPE
2371-000009	NO MONITOR JACK IN THE WHEEL WELL
2371-000053	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL- [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] RECORDING TIME - P/N 980-6022-001 & P/N 980-6116-001 - BFE/SPE
2433-000008	STANDBY BUS - CONNECTION OF AIR TRAFFIC CONTROL (ATC) NO. 1
2433-000042	STANDBY POWER - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]-MINUTE CAPABILITY - SINGLE 48 AMP HOUR BATTERY
2433-000093	STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME
2500B637W15	MP - INTERIOR CONFIGURATION - REV - LOCATION OF LAST TWO ROWS OF E/C SEATS
2500C423X60	MP - INTERIOR ARRANGEMENT - REVISION - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PASSENGERS IN LIEU OF [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PASSENGERS
2513-000433	CUPHOLDER - INSTALLATION - FIRST OFFICER'S SIDEWALL WITHOUT PRINTER OR AUDIO SELECTOR PANEL
2513A331B35	MP-ASHTRAY-DELETION-FLIGHT COMPARTMENT
2513B694F46	MP - CONTROL COLUMN CHECKLIST PLACARDS - GOT
2520B637K80	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING - GOL
2523B637L08	PASSENGER SERVICE UNITS - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX
2524B637K92	FORWARD RIGHT HAND FULL HEIGHT WINDSCREEN/STOWAGE UNIT SELECTABLES
2524B637L09	FORWARD LEFT HAND FULL HEIGHT WINDSCREEN WITH STOWAGE UNIT
2524B637N71	MP - MODS STD SEL - REV - FWD RH WINDSCREEN
2525B637L10	ECONOMY CLASS SEATS - 737-800 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX
2525B637N39	MP - PASSENGER COMPARTMENT SEATS - REV - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX IN LIEU OF [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PAX
2525B637N55	MP - ECONOMY CLASS PASSENGER SEATS - REV - REPITCH RH SEATS
2527C006A05	FLOOR COVERING - CARPET, SERGED EDGES
2528B637K98	OVERHEAD STOWAGE BINS
2528B637L11	LITERATURE POCKETS
2528B637N53	MP - OVERHEAD STOWAGE BINS - REV - AFT RH STOWAGE BIN
2530B637L04	GALLEY PART NUMBERS - BFE
2530B637L05	GALLEY INSERT PART NUMBERS - G1 AND G4B GALLEY - BFE
2530B637N51	MP - ALTERNATE GALLEY CERT - G4B GALLEY
2530B637R52	MP - G1 GALLEY PART NUMBER - ALT CERT ONLY
2530C028H80	MP - BUFFET/GALLEY - CONVERSION KIT PART REPLACEMENTS - DRIESSEN - BFE
2530C593B13	MP - GALLEY - G4B - REPLACEMENT - CONVERSION KIT FOLDING TABLES
2540B637L00	LA LAVATORY SELECTABLES
2540B637L01	LD LAVATORY SELECTABLES
2540B637L02	LE LAVATORY SELECTABLES
2560-000178	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT AVIATION - P/N 802300-14 - BFE/SPE
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK
2560B329B14	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - AIR CRUISERS - P/N 63600- 501 - BFE/SPE
2560B694D29	MP - PROTECTIVE BREATHING EQUIPMENT - REPLACEMENT - FLIGHT DECK - PBE & STOWAGE BOX
2560B694F27	MP - FLIGHT DECK EMERGENCY EQUIPMENT - RELOCATION - PBE AND 2ND OBSERVER'S LIFE VEST - BFE
2560C593A91	MP - PROTECTIVE BREATHING EQUIPMENT - REPLACEMENT - FLIGHT DECK - PBE STOWAGE BOX
2562B637L15	OVERWATER EMERGENCY EQUIPMENT - GOT - 177 PAX
2562C593A49	MP - OVERWATER EMERGENCY EQUIPMENT - DELETION - LIFE VESTS - 178 PAX
2564B637L18	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT
2564B637P40	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - REVISION

BOEING PROPRIETARY

Exhibit A5_Block 8-11_SA-15.XLS	BOEING PROPRIETARY

CR	Block 8-9 Aircraft Exhibit A5 to Purchase Agreement No. 2910 Title	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price Per A/C
2564B637U16	MP - DETACHABLE EMERGENCY EQUIPMENT - REPLACEMENT - PASSENGER COMPARTMENT - OXYGEN MASKS	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2564B637U72	MP - DETACHABLE EMERGENCY EQUIPMENT - INSTL - MEDICAL KIT BOX - FWD RH STOWAGE
2564B637X24	MP - DETACHABLE EMERGENCY EQUIPMENT PASSENGER COMPARTMENT - REVISION - B/E AEROSPACE - BFE
2564C593B06	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - DELETION - SEAT BELT EXTENSION
2564C593B35	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - REPLACEMENT AND ADDITION - OXYGEN MASKS AND BOTTLE
2564C757A92	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - FLASHLIGHT - PASSENGER COMPARTMENT - DME CORP - BFE
2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES
2800C528A44	MP - FUEL SYSTEM PLACARDS - REVISION - ADD PORTUGUESE IN LIEU OF ENGLISH ONLY - GOT
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS
2844-000004	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN KILOGRAMS
2911-000041	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - PARKER (ABEX) - 10-62167
2911-000043	AC MOTOR-DRIVEN HYDRAULIC PUMPS - PARKER (ABEX) - 10-60556
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] WINDOW
3131-000143	ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE
3131A218A64	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - SFIM - P/N ED47B109 -BFE/SPE
3132C174A01	AIRBORNE DATA LOADER/RECORDER - ARINC [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - HONEYWELL - 964-0401-017 - BFE/SPE
3162-000006	CDS DISPLAY - EFIS/MAP DISPLAY FORMAT - SIDE BY SIDE ENGINE PRESENTATION
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI
3162-000028	RADIO ALTITUDE - BELOW ADI
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI
3162-000032	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 1000 FEET - ADI
3162-000042	TCAS RESOLUTION ADVISORY - ADI
3162-000044	TCAS RESOLUTION ADVISORY - VSI
3162-000046	SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI
3162-000047	LOCALIZER BACKCOURSE POLARITY - REVERSAL - ADI
3162-000050	ILS FAILURE FLAGS - DISPLAYED FOR NCD
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY
3162-000064	RANGE ARCS - NAVIGATION DISPLAY
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY
3162-000081	ADF POINTER(S) - NAVIGATION DISPLAY
3162-000084	TCAS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] NM RANGE RING - NAVIGATION DISPLAY
3162-000085	FMC AND ADIRU POSITION DIFFERENCE - DIFFERENCE EXCEEDANCE DISPLAYED
3162-000288	APPROACH MINIMUMS - RADIO AND BARO BASED
3162A627A31	MP - SOFTWARE ACTIVATION - DOUBLE DERATE INDICATION - ENABLE
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL
3245-000048	BRAKES - STEEL - HIGH CAPACITY - HONEYWELL
3245-000093	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - HONEYWELL - INSTALLATION WITH SFE 28 PR, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MPH TIRES
3245-000097	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PR, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MPH RADIAL TIRES
3245B759A09	MP - WHEELS TIRES AND BRAKES - MAIN LANDING GEAR - REPLACEMENT - GOODYEAR [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PR [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MPH TIRES IN LIEU OF STANDARD TIRES
3245C028J08	MP - WHEELS AND TIRES - NOSE LANDING GEAR WHEELS - REVISION - GOODYEAR BIAS IN LIEU OF RADIAL
3321-000001	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL
3324-000017	NO SMOKING SIGN - PERMANENT ILLUMINATION
3342-000035	NOSE GEAR TAXI LIGHT - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]-WATT
3350A704A19	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - PHOTOLUMINESCENT
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE
3414-000035	STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK
3423-000023	STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE
3430-000112	ILS/GPS MULTI-MODE RECEIVER(MMR) - ALLIEDSIGNAL - P/N 066-50029-1101 - BFE/SPE

BOEING PROPRIETARY

Exhibit A5_Block 8-11_SA-15.XLS	BOEING PROPRIETARY

CR	Block 8-11 Aircraft Exhibit A5 to Purchase Agreement No. 2910 Title	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price Per A/C
3430B693C19	MP - ILS/GPS MULTI-MODE RECEIVER (MMR) - REVISION - HONEYWELL MMR IN LIEU OF ALLIEDSIGNAL MMR	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE
3433A732A13	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE
3443A065B13	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY - ROCKWELL COLLINS TRANSCEIVER P/N 822-1710-001 - BFE/SPE
3443B691B64	SINGLE WXR-2100 MULTISCAN WEATHER RADAR SYSTEM CONTROL PANEL - ROCKWELL COLLINS P/N 622-5129-802 - BFE
3443B694C32	MP - WEATHER RADAR SYSTEM - REV - HONEYWELL AUTOTILT IN LIEU OF ROCKWELL MULTISCAN
3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 -
3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS
3446-000085	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] APPROACHING MINIMUMS, MINIMUMS
3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE
3453B866A17	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127- 1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONALINC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE
3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066- 50013-0101 - BFE/SPE
3457A065A61	AUTOMATIC DIRECTION FINDER - SINGLE SYSTEM
3457A065A62	AUTOMATIC DIRECTION FINDER (ADF) - SINGLE SYSTEM - ALLIEDSIGNAL DFA-75B - ADF RECEIVER P/N 066-50014-0101; ADF ANTENNA P/N 2041683-7507 - BFE/SPE
3457A065A65	SINGLE ADF CONTROL PANEL - GABLES - G7402-05 - WITH TONE SWITCH - BFE/SPE
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED
3461A541C58	MP - FMCS - FIXED DERATE INHIBIT
3461B559B19	MP - FMCS - RUNWAY OFFSET POSITION - METERS
3461C135A55	MP - FMCS - ACTIVATE COLOR OPERATION
3461C593D10	MP - FMCS - TAKEOFF THRUST AUTOMATIC SELECTION - ENABLE
3511-000011	NO REMOTE CREW OXYGEN FILL STATION
3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE
3511B899B49	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - FIRST OBSERVER - EROS - BFE/SPE
3511B899B50	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - SECOND OBSERVER - EROS/SCOTT AVIATION - BFE/SPE
3511C028G29	MP - CREW MASKS AND REGULATORS - REV - FOUR FULL FACE OXYGEN MASKS IN LIEU OF TWO FULL FACE AND TWO ORO-NASAL WITH SMOKE GOGGLE OXYGENMASKS
3520-000254	CHEMICAL OXYGEN GENERATORS - PASSENGER OXYGEN SYSTEM - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MINUTES CAPABILITY
3811-000019	POTABLE WATER - SERVICEABLE TO 60 GALLONS
3832-000032	VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES
3910C028D97	AFT ELECTRONICS PANEL ARRANGEMENT - GOT
5200-000036	HOLD-OPEN LOCK (DOWN-TO-RELEASE) - ENTRY AND SERVICE DOORS
5231A561C54	CARGO DOOR - SOLID SKIN
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY
5352A298A27	RADOME- HONEYCOMB CORE - SFE
5730B796A87	MP - PARTIAL PROVISIONS FOR AVIATION PARTNERS BOEING (APB) WINGLET - INSTALLATION
5730B796B09	MP - WINGLET INSTALLATION - AVIATION PARTNERS BOEING (APB) - BFE - 737-800
7200-000224	SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES
7200A251A03	CFM56-7 ENGINES - 7B27/B1 FULL RATING
7900-000116	LUBRICATING OIL - MOBIL JET II
MISC	INTERIOR ALLOWANCE
OPTIONS: 191	TOTALS:

BOEING PROPRIETARY

6-1162-DME-1152

GAC, Inc.
Praça Comandante Linneu Gomes s/n
Portaria 3
Prédio 7 Jardim Aeroporto
04626-020 São Paulo - SP Brazil

Subject:	Aircraft Performance Guarantees – Model 737-700

Reference:	Purchase Agreement No.2019 (Purchase Agreement) between The
Boeing Company (Boeing) and GAC, Inc. (Customer) relating to
Model 737-700 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the

Attachment These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Letter Agreement No. 6-1162-DME-1152
GAC Inc.

Very truly yours,

THE BOEING COMPANY

By ____________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this Date:

GAC INC.

By_____________

Its ____________

Attachment to Letter Agreement
No. 6-1162-DME-1152
CFM56-7B22 Engines

MODEL 737-700 WITH WINGLETS PERFORMANCE GUARANTEES

FOR GOL TRANSPORTES AEREOS S/A

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	MANUFACTURER'S EMPTY WEIGHT
4	AIRCRAFT CONFIGURATION
5	GUARANTEE CONDITIONS
6	GUARANTEE COMPLIANCE
7	EXCLUSIVE GUARANTEES

Attachment to Letter Agreement
No. 6-1162-DME-1152
CFM56-7B22 Engines

1 AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-700 Aircraft with winglets and a maximum takeoff weight of[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms, a maximum landing weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms, and a maximum zero fuel weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms, and equipped with Boeing furnished CFM56-7B22 engines.

2 FLIGHT PERFORMANCE

2.1 Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms, at a temperature of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], at a sea level altitude, with an alternate forward center of gravity limit of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Landing

The FAA approved landing field length at a gross weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms and at a sea level altitude, shall not be more than the following guarantee value:

GUARANTEE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3 Cruise Range

The still air range at an initial cruise altitude of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet on a standard day at[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mach number, starting at a gross weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms and consuming [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Nautical Miles
TOLERANCE:		Nautical Miles
GUARANTEE:		Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet altitude may be used when beneficial to minimize fuel burn.

Attachment to Letter Agreement
No. 6-1162-DME-1152
CFM56-7B22 Engines

3 MANUFACTURER'S EMPTY WEIGHT

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001GOT37P-1 plus [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4 AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D019A001GOT37P-1 (hereinafter referred to as the Detail Specification).

Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5 GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-700 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Attachment to Letter Agreement
No. 6-1162-DME-1153
CFM56-7B27/B1 Engines

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, mph tires, with Category C brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5 The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cubic feet per minute including passenger cabin recirculation (nominal recirculation is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]). The APU is turned off unless otherwise specified.

5.6 The cruise range guarantee is based on an Aircraft center of gravity location of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the mean aerodynamic chord.

5.7 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 1[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per pound.

6 GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the takeoff and landing guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

Attachment to Letter Agreement
No. 6-1162-DME-1153
CFM56-7B29/B1 Engines

6.3 Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7 EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Attachment to Letter Agreement
No. 6-1162-DME-1153
CFM56-7B27/B1 Engines

MODEL 737-800 WITH WINGLETS PERFORMANCE GUARANTEES

FOR GOL TRANSPORTES AEREOS S/A

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	MANUFACTURER'S EMPTY WEIGHT
4	AIRCRAFT CONFIGURATION
5	GUARANTEE CONDITIONS
6	GUARANTEE COMPLIANCE
7	EXCLUSIVE GUARANTEES

Attachment to Letter Agreement
No. 6-1162-DME-1153
CFM56-7B27/B1 Engines

1 AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-800 Aircraft with winglets and short field performance enhancement option 0222C472A10, including a Two Position Tail Skid, and a maximum takeoff weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms, a maximum landing weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms, and a maximum zero fuel weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms, and equipped with Boeing furnished CFM56-7B27/B1 engines.

2 FLIGHT PERFORMANCE

2.1 Takeoff

2.1.1 The FAA approved takeoff field length at a gross weight at the start of the ground roll of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms, at a temperature of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], at a sea level altitude, with an alternate forward center of gravity limit of per cent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Meters

2.1.2 The FAA approved takeoff field length at a gross weight at the start of the ground roll of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms, at a temperature of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], at a sea level altitude, with an alternate forward center of gravity limit of per cent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Meters

Engine derated to CFM56-7B24 thrust level.

Attachment to Letter Agreement
No. 6-1162-DME-1153
CFM56-7B27/B1 Engines

2.1.3 The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], at an altitude of feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Kilograms

Conditions:

The takeoff runway available (TORA) is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] meters.

The takeoff distance available (TODA) is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] meters.

The accelerate-stop distance available (ASDA) is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] meters.

The lineup allowance adjustment to TORA and TODA is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] meters.

The lineup allowance adjustment to ASDA is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] meters.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]meters	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Landing

2.2.1 The FAA approved landing gross weight from a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] meter runway, at a temperature of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and at an altitude of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet, shall not be less than the following guarantee value:

GUARANTEE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Kilograms

2.2.2 The FAA approved landing field length at a gross weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms and at a sea level altitude, shall not be more than the following guarantee value:

GUARANTEE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Meters

Attachment to Letter Agreement
No. 6-1162-DME-1153
CFM56-7B27/B1 Engines

2.3 Cruise Range

The still air range at an initial cruise altitude of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet on a standard day at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mach number, starting at a gross weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms and consuming [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] kilograms of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Nautical Miles
TOLERANCE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Nautical Miles
GUARANTEE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] feet altitude may be used when beneficial to minimize fuel burn.

3 MANUFACTURER'S EMPTY WEIGHT

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001GOT38P-1 Revision C plus one percent

4 AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision C of Detail Specification D019A001GOT38P-1 (hereinafter referred to as the Detail Specification).

Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

Attachment to Letter Agreement
No. 6-1162-DME-1153
CFM56-7B27/B1 Engines

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5 GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, mph tires, with Category C brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

Attachment to Letter Agreement
No. 6-1162-DME-1153
CFM56-7B27/B1 Engines

5.5 The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a kilmetters okilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cubic feet per minute including passenger cabin recirculation (nominal recirculation is percent). The APU is turned off unless otherwise specified.

5.6 The cruise range guarantee is based on an Aircraft center of gravity location of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent of the mean aerodynamic chord.

5.7 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per pound.

6 GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the takeoff and landing guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

6.3 Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

Attachment to Letter Agreement
No. 6-1162-DME-1153
CFM56-7B27/B1 Engines

7 EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

6-1162-DME-0824R2

GAC, Inc..
Praça Comandante Linneu Gomes s/n
Portaria 3,
Prédio 7 Jardim Aeroporto
04626-020 São Paulo – SP Brazil

Subject:	Special Matters – Table 1 through Table 7 Aircraft

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The
Boeing Company (Boeing) and GAC Inc. (Customer) relating to
Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Table 1through Table 7 Aircraft. All below described business considerations that are subject to escalation (STE) are each limited to the terms and conditions described in Letter Agreement No. 6-1162-DME-0825 and 6-1162-DME-1104 as each may apply to specific aircraft. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Basic Credit Memorandum

(a) The Basic Credit Memoranda associated with the purchase of the Table 1 Aircraft and Table 2 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in ,subject to escalation to the time of aircraft delivery.

(b) The Basic Credit Memoranda associated with the purchase of the Table 3 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. , subject to escalation to the time of aircraft delivery.

(c) The Basic Credit Memoranda associated with the purchase of the Table 4 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. , subject to escalation to the time of aircraft delivery.

Letter Agreement No. 6-1162-DME-0824R2 GAC Inc.

used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

12. New Sub-Type Model 737-700 Credit Memorandum

In recognition of Buyer’s decision to expand its use of the Boeing aircraft model range, Boeing will provide Buyer a special New Sub-Type Model 737-700 Credit Memorandum associated with the purchase of each Table 5 and Table 6 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], subject to escalation to the time of aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each Substitute Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

13. New Customer Credit Memorandum

(a) In support of Buyer’s new Varig operational entity, Boeing will provide a special Model 737-700 Credit Memorandum associated with the purchase of each Table 4 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. ), subject to escalation to the time of aircraft delivery.

(b) In support of Buyer’s new Varig operational entity, Boeing will provide a special Model 737-700 Credit Memorandum associated with the purchase of each Table 5 and Table 6 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. , subject to escalation to the time of aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each Block 4 substitute aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

14. Special Boeing Allowance-CFM

(a) The current agreement between Boeing and CFM expires with Buyer’s exercise of its remaining [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. purchase rights. In that the reference Proposal offers Buyer an additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. model 737-800 aircraft, Boeing will provide Buyer with a special CFM replacement credit memoranda, applicable only to the Table 6 model 737-800 aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. per Table 6 Model 737-800 Aircraft, subject to escalation to the time of aircraft delivery.

(b) The current agreement between Boeing and CFM does not address model 737-700 aircraft that have been previously contracted as model 737-800 Aircraft. Therefore, should Buyer choose to substitute a model 737-700 aircraft for a Table

Letter Agreement No. 6-1162-DME-0707R1 GAC Inc.

purposes, the initial [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] payment amounts due upon signing of the Purchase Agreement, and/or any Supplemental Agreement thereto, are not considered advance payments for the purposes of this advance payment cap commitment. The Cap Amount applies to all of the Aircraft identified in the Purchase Agreement. Boeing and Customer agree that this Cap Amount may, with mutually agreed adjustment, include future exercised purchase right aircraft under the Purchase Agreement, with the further limitation that the Cap Amount may be adjusted by Boeing at such time as the aggregate amount of advance payments held by Boeing does not exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the aggregate advance payment base prices of all Aircraft scheduled for delivery within the following twelve (12) months.

Customer will pay advance payments for aircraft delivering under the Purchase

Agreement pursuant to the advance payment schedule described herein until such time as the aggregate amount of advance payments paid to Boeing equals the Cap Amount. Once the Cap Amount has been reached and for as long as it is maintained, Customer may postpone the payment of any additional advance payments owed Boeing pursuant to the advance payment schedule (the Postponed Advance Payments).

Upon delivery of an Aircraft, Boeing will apply to the balance due invoice for such delivering Aircraft the amount of advance payments paid by Customer for the respective delivering Aircraft. This action will, if no other action is taken, cause the aggregate amount of advance payments held by Boeing to decrease and fall below the Cap Amount. Therefore, concurrent with the delivery of each Aircraft, Customer agrees to pay to Boeing the Postponed Advance Payments, in the same order as each advance payment was postponed, until either (i) all Postponed Advance Payments have been paid or (ii) until the aggregate amount of advance payments held by Boeing increases to once again equal the Cap Amount.

5. Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to replace within ten days the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due

6-1162-DME-0825

GAC, Inc..
Praça Comandante Linneu Gomes s/n
Portaria 3,
Prédio 7 Jardim Aeroporto
04626-020 São Paulo – SP Brazil

Subject:	Market Risk - Escalation

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between
The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In accommodation of Customer’s expressed concerns regarding the financial risks associated with future price escalation, Customer and Boeing have reached further agreement regarding certain modifications to the Agreement as set forth below:

1. Financial Risk - Escalation

1.1 Table 1 and Table 2 Aircraft

Customer has requested and Boeing has agreed to a maximum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative per annum escalation price adjustments applicable to all elements of the Agreement that are subject to escalation, including, but not limited to, the aircraft, engines, optional features, and other business considerations such as those described in Letter Agreement No. 6-1162-DME-0824. Such maximum rate of escalation will be applicable to only those Table 1 and Table 2 aircraft delivered to Customer on/before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such maximum rate of escalation shall not apply to any Purchase Right Aircraft regardless of delivery position, or any Table 1 aircraft or Table 2 aircraft delivering to Customer after [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2 Table 3, Table 4 and Table 7 Aircraft

Customer has requested and Boeing has agreed to a maximum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative per annum escalation price adjustments applicable to all elements of the Agreement that are subject to escalation, including, but not limited to, the aircraft, engines, optional features, and other business considerations such as those described in

Letter Agreement No. 6-1162-DME-0825 GAC Inc.

Letter Agreement No. 6-1162-DME-0824. Such maximum rate of escalation will be applicable to only those Table 3, Table 4 and Table 7 aircraft delivered to Customer on/before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such maximum rate of escalation shall not apply to any Purchase Right Aircraft regardless of delivery position, or any Table 3, Table 4, or Table 7 aircraft delivering to Customer after [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2. Escalation Cap

Boeing agrees that at the time of delivery the escalation adjustment that is determined by Supplemental Exhibit AE1 to the Purchase Agreement applicable to the Airframe and Optional Features will not exceed the escalation adjustment determined by using the escalation cap factor set forth in Attachment A for Table 1 and Table 2 aircraft, and Attachment B for Table 3, Table 4, and Table 7 aircraft, for an aircraft delivering in the corresponding month and year. For example, in the event the actual escalation adjustment determined by Supplemental Exhibit AE1 for a particular delivery month and year is less than the escalation adjustment determined using the escalation cap factor set forth on Attachment A or Attachment B, the actual escalation adjustment will be used; in the event the actual escalation adjustment determined by Supplemental Exhibit AE1 for a particular delivery month and year is more than the adjustment determined using the escalation cap factor set forth on Attachment A or Attachment B, the adjustment determined using the escalation cap factor will be used.

3. Assignment

The Credit Memoranda described in this Letter Agreement are provided as a special financial accommodation to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

4. Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement and any attachment(s) hereto are considered by

6-1162-DME-1104

GAC, Inc.
Praça Comandante Linneu Gomes s/n
Portaria 3,
Prédio 7 Jardim Aeroporto
04626-020 São Paulo – SP Brazil

Subject:	Banded Fixed Escalation Program

Reference:	Purchase Agreement No2910 (the Purchase Agreement) between The
Boeing Company (Boeing) and GAC Inc. (Customer) relating to
Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Definitions.

“Escalation Notice” means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

“Program Aircraft” means each Aircraft specified in Article 2 of this Letter Agreement.

2. Applicability.

     Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the model 737-800 Aircraft in Table 5, Table 6, Table 8, Tale 9, Table 10, and Table 11 of the Purchase Agreement are Program Aircraft under the terms of this Letter Agreement. Should Customer exercise its right of substitution such that a Program Aircraft shall become a model 737-700 aircraft, such model 737-700 aircraft will become Program Aircraft under the terms of this Letter Agreement.

6-1162-DME-0706R4

GAC, Inc.
Praça Comandante Linneu Gomes s/n
Portaria 3,
Prédio 7 Jardim Aeroporto
04626-020 São Paulo – SP Brazil

Subject:	Purchase Rights

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The
Boeing Company (Boeing) and GAC INC. (Customer) relating to
Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In accommodation of Customer’s expressed desires for a high degree of flexibility in its planning for further future aircraft deliveries, Customer and Boeing have reached further agreement regarding certain modifications to the Agreement as set forth below:

1. Purchase Right Aircraft Delivery Timing

Boeing offers Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] purchase rights (see Attachment A) under Supplemental Agreement No. SA-15. All purchase rights are offered on a subject-to-availability-of-position (STAP) basis, with delivery of all such purchase right aircraft to occur not later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

All purchase right aircraft are offered to Customer for exercise as Model 737-8EH aircraft with a configuration and detail specification as that described in Exhibit A to the Purchase Agreement, with the exception of any detail special feature changes or model substitution as may be mutually agreed between Customer and Boeing.

Attachment A to 6-1162-DME-0706R4

Record of Purchase Right Aircraft Exercised

				Remaining
Document	Effective		Aircraft	Un-exercised
Description	Date		Exercised	Aircraft

PA-2910	17 May	2004	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-1	16 July	2004
SA-2	20 January	2005
SA-3	07 March	2005
SA-4	24 March	2005
SA-5	25 July	2005
SA-6	26 August	2005
SA-7	18 November	2005
SA-8	17 February	2006
SA-9	13 March	2006
SA-10	19 October	2006
SA-11	24 October	2006
SA-12	28 February	2007
SA-13	17 December	2007
SA-14	29 September	2008
SA-15	__	2009

6-1162-DME-1106R1

GAC, Inc.
Praça Comandante Linneu Gomes s/n
Portaria 3
Prédio 7 Jardim Aeroporto
04626-020 São Paulo - SP Brazil

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The
Boeing Company (Boeing) and GAC Inc. (Customer) relating to
Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer anticipates that it will, in the future, have necessity to operate both model 737 700 and model 737-800 aircraft, with each of the aircraft to be discretely defined per the below described categories (collectively, the Substitute Aircraft).

1. Specific Model and Configuration.

Customer may, subject to the terms and conditions further described in this letter agreement, substitute for an earlier firm contracted Model 737-800 Aircraft, any one of the following:

     (i) the purchase of Boeing Model 737-800 aircraft in a Varig configuration (Varig 737-800 Substitution Aircraft), for any Aircraft delivering in[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or later,

     (ii) the purchase of Boeing Model 737-700 aircraft in a Varig configuration (Varig 737-700 Substitute Aircraft) in place of any of the Table 4 and Table 9 through Table 11 Model 737-800 Aircraft,

     (iii) the purchase of Boeing Model 737-700 aircraft in a GOL configuration (GOL 737-700 Substitute Aircraft) in place of any of the Table 4 and Table 9 through Table 11 Model 737-800 Aircraft.

2. Customer’s Written Notice.

6-1162-DME-1162

GAC, Inc.
Praça Comandante Linneu Gomes s/n
Portaria 3
Prédio 7 Jardim Aeroporto
04626-020 São Paulo - SP Brazil

Subject:	Special Matters – Table 8-11 Aircraft

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between
The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Table 8, Table 9, Table 10, and Table 11 Aircraft. All below described business considerations that are subject to escalation (STE) are each limited to the terms and conditions described in Letter Agreement No. 6-1162-DME-0825 and 6-1162-DME-1104 as each may apply to specific aircraft. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Basic Credit Memorandum

     (a) The Basic Credit Memoranda associated with the purchase of the Table 8 Table 9, Table 10 and Table 11 model 737-800 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), subject to escalation to the time of aircraft delivery.

     (b) Should Customer choose to exercise its substitution rights for a Table 9, Table 10, or Table 11 model 737-800 Aircraft to become a model 737-700 aircraft, the associated Basic Credit Memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) per aircraft, subject to escalation to the time of aircraft delivery.

Such Basic Credit Memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

Letter Agreement No. 6-1162-DME-1162 GAC Inc.

2. Promotional & Communication Support

     (a) Boeing will provide Buyer promotional and communication support as a credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) per Table 8 and Table 9, model 737-800 Aircraft, subject to escalation to the time of each aircraft delivery.

     (b) Should Customer choose to exercise its substitution rights for a Table 9 or Table 10 model 737-800 Aircraft to become a model 737-700 aircraft, the promotional and communication support credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) per aircraft, subject to escalation to the time of aircraft delivery.

     (c) Boeing will provide Buyer promotional and communication support as a credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) per Table 10 and Table 11 model 737-800 Aircraft, subject to escalation to the time of each aircraft delivery.

     (d) Should Customer choose to exercise its substitution rights for a Table 11 model 737-800 Aircraft to become a model 737-700 aircraft, the promotional and communication support credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) per aircraft, subject to escalation to the time of aircraft delivery.

All such credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

3. Customer Support – Training

     (a) Boeing will provide Buyer with a special customer support credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) per Table 8, Table 9, Table 10 and Table 11 model 737-800 Aircraft, subject to escalation to the time of each aircraft delivery.

     (b) Should Customer choose to exercise its substitution rights for a Table 9, Table 10, or Table 11 model 737-800 Aircraft to become a model 737-700 aircraft, the special customer support credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

Such special Customer Support-Training credit memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

Letter Agreement No. 6-1162-DME-1162 GAC Inc.

4. Model 737-800 Performance Improvements

Boeing will provide Buyer a special model 737-800 Performance Improvement credit memoranda, to offset the optional short field performance feature, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 8, Table 9, Table 10, and Table 11 model 737-800 Aircraft, subject to escalation to the time of aircraft delivery.

Such model 737-800 Performance Improvement credit memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

5. Aircraft Market Adjustment

     (a) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 8, Table 9, Table 10, and Table 11 model 737-800 Aircraft, subject to escalation to the time of aircraft delivery.

     (b) As a special additional incentive to Buyer to take delivery of the Table 8 Aircraft, Boeing will provide a credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 8 Aircraft, subject to escalation to the time of aircraft delivery.

Such credit memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

6. Special Fleet Volume Acknowledgement

     (a) Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 8 model 737-800 Aircraft, subject to escalation to the time of aircraft delivery.

     (b) Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 9 model 737-800 Aircraft, subject to escalation to the time of aircraft delivery.

     (c) Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 10 model 737-800 Aircraft, subject to escalation to the time of aircraft delivery.

Letter Agreement No. 6-1162-DME-1162 GAC Inc.

     (d) Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 11 model 737-800 Aircraft, subject to escalation to the time of aircraft delivery.

     (e) Should Customer choose to exercise its substitution rights for a Table 9, Table 10, or Table 11 model 737-800 Aircraft to become a model 737-700 aircraft, the Special Fleet volume credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

Such special fleet volume credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

7. Special Feature - Winglets

     (a) Boeing will provide Buyer a Special Feature - Winglets credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 8, Table 9, Table 10, and Table 11 model 737-800 aircraft, subject to escalation to the time of each aircraft delivery.

     (b) Should Customer choose to exercise its substitution rights for a Table 9, Table 10, or Table 11model 737-800 Aircraft to become a model 737-700 aircraft, the Special Feature - Winglets credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

Such Special Feature - Winglets credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

8. Special Fleet Growth Consideration

     (a) Boeing will provide Buyer a Special Fleet Growth Credit Memoranda associated with the purchase of the Table 9 aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], per Table 9 Aircraft, subject to escalation to the time of aircraft delivery.

     (b) Boeing will provide Buyer a Special Fleet Growth Credit Memoranda associated with the purchase of the Table 10 and Table 11 aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], per Aircraft, subject to escalation to the time of aircraft delivery.

Letter Agreement No. 6-1162-DME-1162 GAC Inc.

Such Special Fleet Growth Credit Memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

9. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memorandum

In recognition of Buyer’s decision to expand its use of the Boeing aircraft model range, Boeing will provide Buyer a special [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memorandum associated with the purchase of each Table 10 and table 11 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], subject to escalation to the time of aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each Substitute Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

10. New Customer Credit Memorandum

In support of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will provide a special Model 737-700 Credit Memorandum associated with the purchase of each Table 9, Table 10 and Table 11 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], subject to escalation to the time of aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each Substitute Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

11. Special Boeing Allowance-CFM

     (a) The current agreement between Boeing and CFM does not address model 737-700 aircraft that have been previously contracted as model 737-800 Aircraft. Therefore, should Buyer choose to substitute a model 737-700 aircraft for a Table 9, Table 10 or Table 11 aircraft, Boeing will provide Buyer with a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], applicable for each such Substitute Aircraft, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], per model 737-700 Substitute Aircraft, subject to escalation to the time of aircraft delivery.

     (b) Boeing will provide Buyer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] memoranda, applicable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], subject to escalation to the time of aircraft delivery.

Letter Agreement No. 6-1162-DME-1162 GAC Inc.

Such credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

12. Special Base Pricing Credit Memorandum

     (a) As a special Buyer accommodation to assist in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] basis, Boeing will provide Buyer a Special Base Pricing Credit Memoranda associated with the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each Aircraft, subject to escalation to the time of aircraft delivery.

     (b) As a special Buyer accommodation to assist in offsetting the Aircraft base price adjustment [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing will provide Buyer a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each Aircraft, subject to escalation to the time of aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

13. Model 737 Aircraft – Optional Features

     (a) Customer agrees that the New Sky Interior package, as described in the Boeing Letter no. 6-1162-DME-1156 dated [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will be installed on all of Customer’s (i) Model 737-800 Aircraft beginning with the first available aircraft to deliver in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] that is in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or soonest thereafter and/or (ii) Model 737-700 Aircraft beginning with the first available Aircraft to deliver in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] that is in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or soonest thereafter. The Boeing pricing for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per model 737-800 Aircraft and for the model 737-700 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. These Prices are expressed in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dollars and are subject to escalation to the date of aircraft delivery. The Model 737 New Sky Interior feature will be incorporated into the Purchase Agreement by way of a new Exhibit A as soon as is practicable.

     (b) Customer agrees to incorporation of the Boeing optional feature no. 0170A425A76, Dual Flight Management Computer with Speed and Altitude Intervention, on all of Customer’s aircraft beginning with the delivery of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or earlier Aircraft. The Boeing pricing for the Dual FMC optional

Letter Agreement No. 6-1162-DME-1162 GAC Inc.

feature is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per 737-800 Aircraft and is subject to escalation to the date of aircraft delivery. Customer will concurrently accept the deletion of the existing optional feature no. 0170A425A75, Single Flight Management Computer.

14. Advance Payment Matters

(a) The terms and conditions of Letter Agreement No.

6-1162-DME-0707R1, Advance Payment Matters, notwithstanding, Buyer agrees to make advance payments for the Table 11 (Block 11) Aircraft as follows:

Months Prior to	Amount Due per Aircraft
Aircraft Delivery	(Percent times
Advance Payment Base Price)
At Definitive Agreement	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The above described deferral of a portion of the initial [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] amount normally due at the time of Definitive Agreement will be subject to the terms of Article 2 of Letter Agreement No. 6-1162-DME-0707R1, Advance Payment Matters, with such deferral interest amounts due for payment at such time as the incremental amounts become due.

     (b) Incorporation of the configuration features (i) New Sky Interior and (ii) Dual FMC, will result in a new Exhibit A document to later be added to the Purchase Agreement. Addition of the new Exhibit A, additional escalation as a result of aircraft moving from Table 2, Table 4, and Table 5 to later delivery positions now in Table 8, Table 9, and Table 10 which utilize the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] base price and escalation data, will each act to cause an increase in the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] payment amounts due Boeing at the time of definitive agreement. These incremental additional amounts are due for payment to Boeing within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] business days of signature agreement to this SA-15.

     (c) The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IAM Machinist’s labor strike resulted in excusable delays of undelivered aircraft in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The terms of Article 7.3.1 of the Aircraft General Terms Agreement No. AGTA-GOT notwithstanding, the escalation calculations for such strike-delay affected aircraft will include the excusable strike delay period. The escalation for this short period will appear and become payable at the time of each respective final aircraft invoice and delivery.

Letter Agreement No. 6-1162-DME-1162 GAC Inc.

15. Assignment

The Credit Memoranda described in this Letter Agreement are provided as a special financial accommodation to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

16. Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By _____________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GAC INC.

By _____________

Its _____________

6-1162-DME-1164

GAC, Inc.
Praça Comandante Linneu Gomes s/n
Portaria 3
Prédio 7 Jardim Aeroporto
04626-020 São Paulo - SP Brazil

Subject:	Cross Collateralization – Leased Aircraft – Boeing Capital
Corporation

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) dated [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
between The Boeing Company (Boeing) and GAC, Inc.
(Customer) relating to Model 737 aircraft (the Aircraft)

This letter agreement (this "Letter Agreement") is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer agrees that in the event of the occurrence of an "event of default" or any "special circumstance" or any other event or condition giving a party other than Customer the right to suspend performance or exercise a remedy (taking into account any applicable grace periods, under the relevant documentation, during which Customer has the right to cure or correct the subject failure of performance) (an "Event of Default") under any of the lease agreements described on Schedule 1 hereto between Customer’s affiliate VRG Linhas Aéreas SA (successor by merger to GOL Transportes Aéreos SA, formerly GOL Transportes Aéreos Ltda) (“Lessee”) and Boeing Capital Corporation(the “Leases”), Boeing may, in addition to any other rights it may [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , all rights hereunder or under the Leases may be exercised simultaneously or in such other order as Boeing and Boeing Capital Corporation shall determine).

6-1162-DME-1164 GAC,Inc.

In furtherance of the foregoing, and in consideration for Boeing’s entering into the Letter Agreement No. 6-1162-DME-1164 and other good and valuable consideration for the benefit of Customer the receipt and sufficiency of which Customer hereby acknowledges, and to secure Customer's obligations under each and every transaction and agreement described above, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] including without limitation all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] excluding, however, any and all amounts which are the subject [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] it being agreed, however, that if and for so long as there shall not have occurred and be continuing an Event of Default, then concurrently with the delivery of an Aircraft under the Purchase Agreement to Customer or its permitted assignee, and with the receipt by Boeing of payment in full of the balance of the purchase price for such Aircraft,[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Letter Agreement.

In the event that Boeing sets off against, or otherwise exercises rights against any such [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after such application, to require Customer to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] agrees that with respect to any set-off rights hereunder it shall use best efforts to first [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2

6-1162-DME-1164 GAC,Inc.

Customer further agrees that in addition to the rights and remedies set forth above in this Letter Agreement, Boeing shall have (and does not waive) any other rights, including rights of setoff, it may have under contract or law upon the occurrence of an Event of Default; and without limiting the foregoing, nothing set forth herein shall be construed to limit in any way any right or remedy of Boeing,[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer further agrees to pay to or for the account of Boeing, or reimburse Boeing for, all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of legal counsel, accountants, appraisers, inspectors or other professionals, and costs of investigation) of or incurred by Boeing in connection with the exercise or enforcement of its rights and remedies under or relating to this Letter Agreement; and any amount so payable shall be paid by Customer within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days after receipt of a written demand from Boeing.

Customer further agrees, at its own cost and expense, to be responsible for and to duly execute and deliver (to Boeing or otherwise), or cause to be duly executed and delivered (to Boeing or otherwise), such further instruments and to do and cause to be done such further acts and things, including [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as Boeing may at any time and from time to time reasonably request in order to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

In consideration of Customer entering into this Letter Agreement, Boeing Capital Corporation agrees [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer understands that the commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential. Boeing and Customer agree that they will treat this Letter

Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

This Letter Agreement and the security interest assigned herein shall terminate automatically upon [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3

6-1162-DME-1164 GAC,Inc.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

THIS LETTER AGREEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON WITHOUT

REFERENCE TO ANY RULES GOVERNING CONFLICT OF LAWS.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING PAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

4

6-1162-DME-1164 GAC,Inc.

This Letter Agreement constitutes the entire agreement between Customer and Boeing concerning the subject matter hereof and supersedes all previous proposals, agreements, understandings, negotiations and other written and oral communications in relation hereto.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GAC, INC.

By

5

Attachment to 6-1162-DME-1164 GAC,Inc.

SCHEDULE 1

Aircraft Lease Agreement dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as supplemented by Lease Supplement No. 1, dated as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and as further amended by Amendment to Aircraft Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Amendment to Lease Agreement dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Amendment No.3 to Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and by Amendment to Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (collectively the “Lease”), pursuant to which Lessor leased to Lessee [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing Model 737-700 airframe bearing manufacturer’s serial number [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] installed CFM International Model CFM56-7B22 engines bearing manufacturer’s serial numbers [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (collectively, the “Aircraft”)

Lessee and Lessor entered into an Aircraft Lease Agreement dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as supplemented by Lease Supplement No. 1, dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and as further amended by Amendment to Aircraft Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Amendment to Lease Agreement dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Amendment No. 3 to Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , and by Amendment No. 4 to Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (collectively the “Lease”), pursuant to which Lessor leased to Lessee [CONFIDENTIAL PO RTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing Model 737-700 airframe bearing manufacturer’s serial number [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] installed CFM International Model CFM56-7B22 engines bearing manufacturer’s serial numbers[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (collectively, the “Aircraft”)

Aircraft Lease Agreement dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as supplemented by Lease Supplement No. 1, dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and as further amended by Amendment to Aircraft Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Amendment to Lease Agreement dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Amendment No. 3 to Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and by Amendment No. 4 to Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (collectively the “Lease”), pursuant to which Lessor leased to Lessee [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing Model 737-700 airframe bearing manufacturer’s serial number [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] installed CFM International Model CFM56-7B22 engines bearing manufacturer’s serial numbers [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (collectively, the “Aircraft”)

Attachment to 6-1162-DME-1164 GAC,Inc.

Supplement No. 1, dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and as further amended by Amendment to Aircraft Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and by Amendment to Lease Agreement dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , by Amendment No. 3 to Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , and by Amendment No. 4 to Lease Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (collectively the “Lease”), pursuant to which Lessor leased to Lessee [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing Model 737-700 airframe bearing manufacturer’s serial number [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] installed CFM International Model CFM56-7B22 engines bearing manufacturer’s serial numbers [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (collectively, the “Aircraft”)